Tax Receivable Agreement	9 Months Ended
Jun. 30, 2024
Tax Receivable Agreement [Abstract]
Tax Receivable Agreement

12. TAX RECEIVABLE AGREEMENT

On October 10, 2023, the Company entered into the Tax Receivable Agreement with MidCo (together with its permitted successors and assignees' shareholders, the "TRA Participants"). Pursuant to the TRA, the Company must make certain tax benefit payments (which are to be paid in cash in USD) to MidCo as consideration for the Company’s repurchase of 5,648,465 of its ordinary shares from MidCo. (please refer to Note 9 - Equity). The TRA requires the Company to make payments to the TRA Participants equal to 85% of certain tax savings (or expected tax savings) in respect of the certain tax benefits resulting from MidCo’s acquisition of the Company in 2021 or that were otherwise available to the Company as of the date of the IPO. Under the TRA, generally, the Company will retain the benefit of the remaining 15% of the applicable tax savings. The timing of payments under the TRA will vary depending upon a number of factors, including the amount, character and timing of the Company's taxable income in the future.

The future payments expected to be made under the TRA may total approximately $554.7 million in aggregate over the next 13 years (equaling the total undiscounted TRA payment amount). The fair value (level 3 Fair Value assessment) of the liability for these future payments was determined to be €343.6 million as of October 10, 2023 and €338.4 million as of June 30, 2024. At inception the fair value was calculated based on cash flows with an assumption regarding expected tax payments as well as a discounting to a present value. As the TRA can be terminated by the Company or the TRA participants, the fair value was determined under the assumption that early payment under such termination could be demanded. The fair value together with the expected cash flows determined the original effective interest rate.

In general, payments under the TRA are expected to be made only in periods following the filing of a tax return in which the Company is able to utilize certain tax benefits to reduce taxes paid to a tax authority. The impact of any changes in the projected obligations under the TRA as a result of changes in the future taxable income, changes in tax legislation or tax rates, or other factors that may impact the Company’s tax savings will be reflected in other income/ expense, net, in the condensed consolidated statements of comprehensive income in the period in which the change occurs. During the nine months ended June 30, 2024 there were no material changes in the the contractual obligation. Moreover, there were no changes in estimates with respect to the expected future cash payments to be made under the TRA for the three and nine months ended June 30, 2024.

Subsequent to its inception, the TRA is measured at amortized cost taking into consideration the current expected cash flows and the original effective interest rate. The liability is discounted via the effective-interest-method and the expenses are recognized within interest expenses. As payments under the TRA are to be made in USD, the TRA liability is remeasured to the Company's reporting currency at each reporting period, with foreign exchange gains or losses recognized in the statement of comprehensive income (loss). The ending balance of the TRA liability as of June 30, 2024 amounted to €353.6 million. Considering the filing deadlines for the tax returns and the approval and payment procedures under the TRA, this is a non-current financial liability for June 30, 2024.